UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2025
Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 West Liberty Street, 12th Floor, Reno, Nevada 89501
(Address of principal executive offices, including zip code)
(775) 328-0100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 2, 2025, Caesars Entertainment, Inc. (the “Company”) entered into an Amendment to Director Appointment and Nomination Agreement (the “Amendment”) with Carl C. Icahn, Jesse Lynn, Ted Papapostolou, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc, Beckton Corp. and Nakatomi Trading, LLC (collectively, the “Icahn Group”), which amended certain provisions of that certain Director Appointment and Nomination Agreement, dated March 17, 2025, by and among the Company and the Icahn Group (the “Existing Agreement” and, together with the Amendment, the “Nomination Agreement”).
The Amendment, among other things, contemplates that if the Company repurchases shares of its common stock or undertakes any similar action such that the Icahn Group would beneficially own 5% or more of the Company’s then outstanding common stock (the “Beneficial Ownership Cap”), the Icahn Group may, subject to the Icahn Group’s compliance with applicable law, take any action to reduce its beneficial ownership below the Beneficial Ownership Cap and any such actions taken by the Icahn Group will not be considered for the purposes of determining whether the Icahn Group has satisfied the minimum ownership requirements necessary to maintain representation on the Company’s Board of Directors, replacement rights relating thereto and other related thresholds as described in the Nomination Agreement.
In connection with the foregoing Amendment, each of the Icahn Designees (as defined in the Nomination Agreement) executed new irrevocable resignation letters to reflect the terms of the Amendment.
Other than the foregoing, the material terms of the Existing Agreement remain unchanged.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1
Amendment to Director Appointment and Nomination Agreement, dated May 2, 2025, by and between Caesars Entertainment, Inc., Carl C. Icahn, Jesse Lynn, Ted Papapostolou, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc, Beckton Corp. and Nakatomi Trading, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date:	May 2, 2025	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Chief Legal Officer, Executive Vice President and Secretary